SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2004

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.                             OTHER EVENTS

On March 12, 2004, Consolidated Graphics, Inc. (the “Company”) announced the acquisition of Eastwood Printing located in Denver, Colorado.  A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBIT

(A)                              EXHIBIT

The following exhibit is filed herewith:

99.1                           Press release of the Company dated March 12, 2004, related to the announcement of the acquisition of Eastwood Printing located in Denver, Colorado.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	/s/ G. Christopher Colville

G. CHRISTOPHER COLVILLE
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER
AND SECRETARY

Date: March 12, 2004